1 Q4 2022 EARNINGS RELEASE February 1, 2023

2Littelfuse, Inc. © 2023 Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward- looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended January 1, 2022. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended January 1, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non- GAAP financial measures provide useful information to investors regarding its operational performance, ability to generate cash and its credit position enhancing an investor’s overall understanding of its core financial performance. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. DISCLAIMERS

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2023 2022 HIGHLIGHTS  Record annual performance  Revenue of $2.5 billion  YoY: +21%; Organic +11%  Adj. Operating Margin 22%  Adj. Diluted EPS $16.87  YoY: +28%  Double-digit sales growth across all business segments  Expanded leadership & diversification in high-growth end markets & geographies  Significant new business wins across industrial, transportation & electronics markets  Two strategic acquisitions adding over $200m in sales  Significant progress integrating Carling & C&K businesses  Strong results reflect commercial, engineering & operational excellence

5Littelfuse, Inc. © 2023 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, AND SAFER WORLD Revenue Growth 32% Organic Growth ~20% Adj. EPS 60% 2-year CAGR* Our capabilities, investments and diversification deliver significant value *Base FY 2020

EXECUTING GROWTH STRATEGY
$1B IN CAPITAL DEPLOYMENT ON STRATEGIC ACQUISITIONS

	Hartland Controls $100M+ Sales Jan 2021	Carling Technologies® Innovative Designs. Powerful Solutions. $180M+ Sales Nov 2021	embed Technology Enabler Apr 2022	C&K $200M+ Sales July 2022
Accelerate Success in Higher Growth Applications & Markets	• HVAC • e-Mobility	• Commercial vehicle electronification • 5G telecom • Datacom	• Commercial vehicle electronification • e-Mobility	• Industrial • Automotive • Datacom
Expand Geographic Penetration		• Asia based customer expansion in commercial vehicles		• Expanded operational footprint, with added capabilities in France, India & Vietnam
Leverage Core Competencies	• Expansion of OEM customer base • Strengthens design & engineering expertise	• Expansion of OEM customer base • Enhances partnership with distribution channels • Strengthens design & engineering expertise • Expands software & firmware capabilities	• Strengthens design & engineering expertise • Expands software & firmware capabilities	• Enhances partnership with distribution channels • Technology leadership in high-precision manufacturing, miniaturization & haptics

Diversification expands **global addressable market** opportunities to **$20+B**

Littelfuse®
Expertise Applied | Answers Delivered
Littelfuse, Inc. © 2023 6

7Littelfuse, Inc. © 2023 Progress:  Enterprise-wide Diversity, Inclusion & Belonging Advisory Council  Multiple employee resource groups  Company mentoring initiatives to support associate development COMMITMENT TO SUSTAINABILITY DIVERSE PEOPLE. BOLD SOLUTIONS. SUSTAINED SUCCESS. Environmental Social Governance Progress:  Global programs to reduce energy, water, emissions & waste  Product Environmental Compliance Steering Committee  Direct material supplier sustainability self-assessments 2021 SUSTAINABILITY REPORT available on Littelfuse.com Goal: Targeting Greenhouse Gas (GHG) reduction of 38% by 2035 Goals: Increasing global female leadership to at least 25%, and U.S. Black / African American employees to at least 5% by 2026 Goals: Board oversight of sustainability program & robust training curriculum Progress:  Oversight of sustainability program by Nominating & Governance Committee  Senior leader compensation tied to ESG performance  21 world-wide training campaigns Framework Alignment

8Littelfuse, Inc. © 2023 INDUSTRIAL END MARKETS POSITIONED FOR ACCELERATED GROWTH  Growth driven by leading technical expertise & high-performing technologies  Capabilities critical for sustainability & safety applications; significant business wins  Renewables … solar, wind, energy storage  HVAC systems  Electrical infrastructure  Motor drives & power supplies  Factory automation  Rate of new business wins accelerating 2022 Highlights

9Littelfuse, Inc. © 2023 TRANSPORTATION END MARKETS EXTENDING OUR LEADERSHIP POSITION 2022 Highlights  Significant passenger vehicle design wins  $550M+ LOP* business wins; over half are on electrified platforms  Average content across vehicles grown to ~$7  Continued double-digit content outgrowth**  Substantial commercial vehicle design wins  Electrification: trucks, buses & two/three- wheelers, battery management systems, on-board chargers, & powertrain control modules  Broader applications: heavy-duty trucks, material handling, con/ag equipment, & rail traction  Increased design wins for off-board charging infrastructure *LOP = Life of Programs **2019-2022

10Littelfuse, Inc. © 2023 ELECTRONICS END MARKETS EXPANDING OUR LEADERSHIP 2022 Highlights  Enhanced global reach & portfolio with acquisitions  C&K integration on-track; new design wins  Secured multi-technology design wins in sustainability, connectivity, & safety applications  Hand tools & appliances  Building technologies & automation  Security systems & medical devices  Expanded collective market positions with industry leading brands; serves as platform for continued growth

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

12Littelfuse, Inc. © 2023 Highlights  Revenue +11% vs PY, +4% organic  Organic adjusted for acquisitions, foreign exchange (F/X) and Q4 ‘22 14th week  GAAP operating margin 15.4%; Adj. operating margin 17.4%, +40bps vs PY  Adj. EPS +6% vs PY  Effective tax rate: GAAP 9.7%; Adj. 16.8% Q4 2022 TOTAL COMPANY FINANCIAL PERFORMANCE GAAP EPS $2.08 $3.74 Adj. EPS $3.16 $3.34 Adj. EBITDA% 21.6% 22.7% $553 $613 Q4-21 Q4-22 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation

13Littelfuse, Inc. © 2023  Revenue +21% vs PY, +11% organic  Organic adjusted for acquisitions, foreign exchange (F/X) & Q4 ‘22 14th week  GAAP operating margin 19.9%; Adj. operating margin 21.6%, +250bps vs PY  Incremental margins +34%  Positive price / cost for the year  Adj. EPS +28% vs PY  Effective tax rate: GAAP 15.7%; Adj. 17.4%  Operating cash flow $420m; Free cash flow $315m  Both 12+% growth over PY  Free cash flow conversion of net income 84%  YE 2022 net debt to EBITDA leverage 1.2X FY 2022 TOTAL COMPANY FINANCIAL PERFORMANCE GAAP EPS $11.38 $14.94 Adj. EPS $13.19 $16.87 Adj. EBITDA% 23.9% 26.4% (in billions) See appendix for GAAP to non-GAAP reconciliation $2.08B $2.51B FY-21 FY-22 Revenue Highlights

Q4 & FY 2022 ELECTRONICS SEGMENT
FINANCIAL PERFORMANCE

(in millions)

Q4 2022 Revenue



$342
$371
Q4-21
Q4-22

	Q4-21	Q4-22
Op Margin	**23.2%**	**24.8%**
Adj. EBITDA%	**27.8%**	**29.9%**

- Revenue growth +9% / organic +2%
- Continued robust operating margins
- Market dynamics
  - Strength across industrial markets & electrification themes; Softness in several electronics markets
  - Increasing trajectory in channel inventory reductions

FY 2022 Revenue



$1,301
$1,493
FY-21
FY-22

	FY-21	FY-22
Op Margin	**23.8%**	**28.9%**
Adj. EBITDA%	**28.5%**	**33.5%**

- Revenue growth +15% / organic +12%
- Record profitability
  - Margin expansion +500bps
  - Positive price/cost, robust volumes, productivity initiatives
- C&K Switches integration off to a strong start

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2023
14

Q4 & FY 2022 TRANSPORTATION SEGMENT
FINANCIAL PERFORMANCE

(in millions)

Q4 2022 Revenue



$142
$168
Q4-21
Q4-22

	Q4-21	Q4-22
Op Margin	7.5%	3.5%
Adj. EBITDA%	13.0%	10.1%

- Revenue growth +18% / organic +6%
- Passenger vehicle +5% organic
  - Continued customer inventory unwind
- Commercial vehicle +7% organic
  - Sequential sales decline from Carling customer inventory rebalancing
- (-200)bps F/X margin impact; Unabsorbed costs from lower production volumes

FY 2022 Revenue



$528
$716
FY-21
FY-22

	FY-21	FY-22
Op Margin	12.5%	8.9%
Adj. EBITDA%	18.0%	15.0%

- Revenue growth +36% / organic +2%
- Passenger vehicle (-1)% organic
  - Impacted by customer inventory unwind
- Commercial vehicle +9% organic; Year 1 Carling acquisition…+20% growth over previous standalone year
- Profitability focus…ongoing pricing actions; Add'l cost reduction actions
  - Expect progressive margin improvements

See appendix for GAAP to non-GAAP reconciliation

Littelfuse Expertise Applied | Answers Delivered

Littelfuse, Inc. © 2023

15

Q4 & FY 2022 INDUSTRIAL SEGMENT
FINANCIAL PERFORMANCE

(in millions)

Q4 2022 Revenue



$70
$74
Q4-21
Q4-22

	Q4-21	Q4-22
Op Margin	6.0%	12.0%
Adj. EBITDA%	9.1%	14.9%

- Revenue growth +7% / organic +13%
  - Broad-based end market strength
  - Ongoing design wins
- +600 bps op margin expansion vs PY

FY 2022 Revenue



$251
$305
FY-21
FY-22

	FY-21	FY-22
Op Margin	9.0%	16.0%
Adj. EBITDA%	12.2%	18.9%

- Revenue growth +21% / organic +20%
- Strong end market demand / high backlog entering 2022 & focus on high-growth end markets
- +700 bps op margin expansion vs PY
  - Operational execution, managed well across price / cost

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2023 16

17Littelfuse, Inc. © 2023 Q1 2023 GUIDANCE  Macro View entering 2023  End markets… continued growth in eMobility, industrial, commercial vehicle; weakness in several electronics markets  Accelerating inventory rebalancing at channel partners through H1 ’23 in Electronics segment  Ongoing customer inventory reductions in Transportation segment  Continued inflationary trends  Q1 Sales $575 - $605m  Vs. PY, (-5)%, (-11)% organic  Vs. Q4 ‘22, (-4)%; sales decline in Electronics segment, growth in Industrial & Transportation segments  Q1 EPS $2.73 - $2.97  Record Q1 ’22 creates challenging comparable  Vs. Q4, sequential (-15)%  Tax rate ~19% (in millions) See appendix for GAAP to non-GAAP reconciliation $623 $613 $605 - $575 Q1-22 Q4-22 Q1-23 Revenue Adj. EPS* $4.99 $3.34 $2.73 - $2.97 GAAP EPS $4.70 $3.74 * Highlights

18Littelfuse, Inc. © 2023 FULL YEAR 2023 CONSIDERATIONS / EXPECTATIONS  F/X – immaterial impact to 2023 sales / earnings at current F/X rates  Expect to maintain FY company adj. operating margin at 17 – 19%; By segment:  Electronics >20%  Industrial upper teens  Transportation progressive improvement, double-digits in back half of year  Other Assumptions  $64m amortization expense  $40m interest expense at current rates  Tax rate ~18%  Investing $110 - $120m in capital expenditures

19Littelfuse, Inc. © 2023 DIVERSIFICATION OF TECHNOLOGIES, END MARKETS & GEOGRAPHIES DELIVERS DOUBLE-DIGIT REVENUE & EARNINGS CAGR $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 EP S Sa le s Revenue (M$) Adjusted EPS Resilient business model & strong growth strategy  Expanded market leadership & profitability  Playbook to successfully manage through dynamic environments  Prioritizing long-term strategic investments & managing cost structure  Experienced global teams *15-yr: 2007 - 2022; 10-yr: 2012 - 2022; 5-yr: 2017 - 2022 15-, 10-, 5-yr CAGRs* Sales +11% to +16% Adj EPS +17%

20Littelfuse, Inc. © 2023 Q&A

21Littelfuse, Inc. © 2023 APPENDIX

22Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION

23Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

24Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

25Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

26Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D